SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                    [X]
                 Registrant

                 Filed by a                      [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]   Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

URGENT REMINDER TO ALL SHAREHOLDERS OF:
SPARTAN(Registered trademark) U.S. EQUITY INDEX FUND
SPARTAN TOTAL MARKET INDEX FUND
SPARTAN EXTENDED MARKET INDEX FUND
SPARTAN INTERNATIONAL INDEX FUND
SPARTAN MARKET INDEX FUND

As a shareholder in one or more of the funds listed above, you have the opportunity to voice your opinions on matters affecting your fund(s). YOUR VOTE IS VERY IMPORTANT whether you have invested in your fund through a retirement plan such as a 401(k), 403(b), 457 or similar plan; through an IRA, Rollover IRA, SEP-IRA, or Keogh account; or through a brokerage, trust or other type of account.

PLEASE BE SURE TO MAIL YOUR SIGNED PROXY CARD(S) RIGHT AWAY in the enclosed postage-paid envelope no matter what type of account you have, or how many shares of a fund you own. You may also fax both sides of your signed proxy card(s) to our proxy tabulator at 1-888-451-8683.

THANK YOU, AND REMEMBER TO VOTE YOUR PROXY TODAY.